UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 20, 2025

VERITEX HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800

Dallas, Texas 75225

(Address of principal executive offices)

(972) 349-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VBTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on October 20, 2025 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 13, 2025 (the “Merger Agreement”), by and between Huntington Bancshares Incorporated, a Maryland corporation (“Huntington”), and Veritex Holding Company, Inc., a Texas corporation (“Veritex”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective as of the Closing Date, Huntington completed its previously announced acquisition of Veritex, pursuant to the Merger Agreement. Pursuant to the Merger Agreement, (i) Veritex merged with and into Huntington, with Huntington continuing as the surviving corporation (the “Merger”), and (ii) following the Merger, Veritex Community Bank, a Texas state-chartered bank and a wholly owned subsidiary of Veritex, merged with and into The Huntington National Bank, a national bank and a wholly owned subsidiary of Huntington, with The Huntington National Bank continuing as the surviving bank (the “Bank Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Veritex (“Veritex Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Huntington or Veritex, was converted into the right to receive 1.95 shares of common stock (the “Exchange Ratio” and such shares, the “Merger Consideration”), par value $0.01 per share, of Huntington (“Huntington Common Stock”). Holders of Veritex Common Stock who would otherwise have been entitled to receive a fraction of a share of Huntington Common Stock (after taking into account all shares held by such holder) will instead receive cash (without interest) in lieu of such fractional share in accordance with the terms of the Merger Agreement.

Additionally, pursuant to the Merger Agreement: (i) each Veritex stock option with an exercise price that was less than the per share value of the Merger Consideration was cancelled in exchange for an amount in cash based on the Merger Consideration less the exercise price of such Veritex stock option; (ii) each Veritex stock option with an exercise price that was equal to or greater than the per share value of the Merger Consideration was cancelled for no consideration; and (iii) each outstanding Veritex restricted stock unit award was cancelled and converted into the right to receive a number of shares of Huntington Common Stock based on the Exchange Ratio, with any performance-based vesting conditions applicable to such Veritex restricted stock unit awards deemed achieved at the target level.

A copy of Veritex’s press release dated October 20, 2025, announcing the completion of the Merger and the Bank Merger, is filed as Exhibit 99.1 and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 17, 2025, Veritex notified The NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the Merger and requested that NASDAQ (i) suspend trading of Veritex Common Stock prior to the opening of trading on October 20, 2025, (ii) withdraw Veritex Common Stock from listing on NASDAQ prior to the opening of trading on October 20, 2025 and (iii) file with the Securities and Exchange Commission (the “SEC”) notifications of delisting of Veritex Common Stock on Form 25 and deregistration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). As a result, Veritex Common Stock will no longer be listed on NASDAQ.

Additionally, Huntington, as successor to Veritex, intends to file with the SEC a certification on Form 15 requesting the deregistration of Veritex Common Stock under Section 12(g) of the Exchange Act and the suspension of Veritex’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

As of the Effective Time, each holder of a certificate or book-entry share representing any shares of Veritex Common Stock ceased to have any rights with respect thereto, except the right to receive the consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Item 2.01, Item 3.01, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

On October 20, 2025, Veritex was merged with and into Huntington pursuant to the Merger Agreement, with Huntington continuing as the surviving corporation.

The information set forth under Item 2.01, Item 3.01, Item 3.03 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, and pursuant to the terms of the Merger Agreement, Veritex’s directors and executive officers ceased serving as directors and executive officers of Veritex.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Articles of Incorporation, as amended, of Veritex and the Bylaws of Veritex ceased to be in effect by operation of law and the organizational documents of Huntington (as successor to Veritex by operation of law) remained the Articles of Restatement and the Bylaws of Huntington, in each case as in effect as of immediately prior to the Effective Time. A copy of the Articles of Restatement of Huntington, the Articles of Amendment to the Articles of Restatement and the Bylaws of Huntington are filed as Exhibits 3.1 – 3.10 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

On October 20, 2025, Huntington issued a press release announcing the completion of the Merger, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 13, 2025, by and between Huntington Bancshares Incorporated and Veritex Holding Company, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Veritex Holding Company, Inc. on July 17, 2025).
3.1	Articles Supplementary of Huntington Bancshares Incorporated, as of January 18, 2019 (incorporated by reference to Exhibit 3.1 to Huntington Bancshares Incorporated’s Form 8-K filed with the SEC on January 16, 2019).
3.2	Articles of Restatement of Huntington Bancshares Incorporated (incorporated by reference to Exhibit 3.2 to Huntington Bancshares Incorporated’s Form 8-K filed with the SEC on January 16, 2019).
3.3	Articles Supplementary of Huntington Bancshares Incorporated, as of February 5, 2021 (incorporated by reference to Exhibit 3.1 to Huntington Bancshares Incorporated Form 8-K filed with the SEC on February 5, 2021)
3.4	Articles Supplementary of Huntington Bancshares Incorporated, as of August 5, 2020 (incorporated by reference to Exhibit 3.1 to Huntington Bancshares Incorporated Form 8-K filed with the SEC on August 5, 2020)
3.5	Articles Supplementary of Huntington Bancshares Incorporated, as of May 28, 2020 (incorporated by reference to Exhibit 3.1 to Huntington Bancshares Incorporated Form 8-K filed with the SEC on May 28, 2020)
3.6	Articles Supplementary of Huntington Bancshares Incorporated, as of June 8, 2021 (incorporated by reference to Exhibit 3.1 to Huntington Bancshares Incorporated Form 8-K filed with the SEC on June 8, 2021).
3.7	Articles of Amendment of Huntington Bancshares Incorporated to Articles of Restatement of Huntington Bancshares Incorporated, as of June 8, 2021(incorporated by reference to Exhibit 3.2 to Huntington Bancshares Incorporated Form 8-K filed with the SEC on June 8, 2021)
3.8	Articles Supplementary of Huntington Bancshares Incorporated, as of March 3, 2023 (incorporated by reference to Exhibit 3.1 to Huntington Bancshares Incorporated Form 8-K filed with the SEC on March 2, 2023).
3.9	Bylaws of Huntington Bancshares Incorporated, as amended and restated on July 19, 2023 (incorporated by reference to Exhibit 3.2 to Huntington Bancshares Incorporated Form 8-K filed with the SEC on July 19, 2023).
3.10	Bylaws of Huntington Bancshares Incorporated, as amended and restated on July 17, 2024 (incorporated by reference to Exhibit 3.1 to Huntington Bancshares Incorporated Form 8-K filed with the SEC on July 19, 2024).
99.1	Press Release, dated July 14, 2025 (incorporated by reference to Exhibit 99.1 to Huntington Bancshares Incorporated’s Form 8-K filed with the SEC on July 14, 2025).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED (as successor by merger to the registrant)

/s/ Marcy C. Hingst
Marcy C. Hingst General Counsel

Dated: October 20, 2025